Exhibit (a)(1)(L)

Letter of Transmittal

to

Tender Shares of Common Stock

of

AMN Healthcare Services, Inc.

Pursuant to the Amended and Restated Offer to Purchase

Dated September 19, 2003 (the “Offer to Purchase”)

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON OCTOBER 8, 2003, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Mellon Investor Services LLC

By Registered or Certified Mail: Attention: Reorganization Dept. P.O. Box 3301 South Hackensack, NJ 07660	By Overnight Courier: Attention: Reorganization Dept. 85 Challenger Road Mail Stop-Reorg Ridgefield Park, NJ 07660	By Hand: Attention: Reorganization Dept. 120 Broadway 13th Floor New York, NY 10271

Delivery of this instrument to an address other than those shown above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (if blank, please fill in exactly as name(s) appear(s) on Certificate(s))	Shares Tendered For Certificates Tendered(1) (Attach Additional Signed List if Necessary.)

INDICATE IN THIS BOX THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IN THE EVENT OF PRORATION (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)(1)(3):	Certificate Number(s)	Total Number of Shares Evidenced by Certificate(s)	Number of Shares Tendered(2)

1ST:

2ND:	Total Certificated Shares Tendered

3RD:	Total Shares Tendered by Book-Entry (DRS)

4TH:	Total Shares Tendered

(1)    Need not be completed if shares are delivered by book-entry transfer.

(2)    If you desire to tender fewer than all shares evidenced by any certificates listed, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

(3)    If you do not designate an order, in the event that less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

This Letter of Transmittal is to be used only:

•	if you are a registered owner of Shares and wish to effect the tender transaction yourself;

•	if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of common stock of AMN Healthcare Services, Inc., par value $0.01 per share (“Share”), are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee; or

•	by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner of Shares or on behalf of a registered owner of Shares.

A properly completed and duly executed Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address printed above and must be received by the Depositary prior to 12:00 midnight, Eastern Time, on October 8, 2003, or such later time and date to which the Offer is extended.

Stockholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the expiration date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

Shares validly tendered with a Letter of Transmittal in the form distributed with the original Offer to Purchase, dated September 4, 2003, will be accepted.

Delivery of the Letter of Transmittal and the other required documents to the Depository Trust Company (“DTC”) does not constitute delivery to the Depositary.

SPECIAL TENDER INSTRUCTIONS

☐        Check here if tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with DTC and complete the following:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

If your certificates were lost, stolen, destroyed or mutilated, follow Instruction 12.

☐        Check here if certificates for tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of the Registered Holder:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution Which Guaranteed Delivery:

DTC Participant Number (if delivered by book-entry transfer):

Transaction Code Number (if delivered by book-entry transfer):

Note: Signatures must be provided below. Please read the accompanying instructions carefully.

Ladies and Gentlemen:

The undersigned hereby tenders to AMN Healthcare Services, Inc., a Delaware corporation (the “Company”), the above-described Shares at a price of $18.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 19, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the “Offer.”

Subject to and effective upon acceptance for payment of the Shares tendered with this Letter of Transmittal in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the depositary for the Offer, Mellon Investor Services LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•	deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such Shares;

•	present certificates for such Shares for cancellation and transfer of such Shares on the Company’s books; and

•	receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

•	the undersigned has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

•	the tender of Shares by the undersigned complies with Rule 14e-4 under the Securities Exchange Act of 1934;

•	when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

•	on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

•	the undersigned agrees to all the terms and conditions of the Offer.

The undersigned understands that all Shares properly tendered and not properly withdrawn will be purchased at $18.00 per Share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including the proration provision of the Offer and that the Company will promptly return, at the Company’s expense, all other Shares, including Shares not purchased because of proration.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in these instructions will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. Shares validly tendered with a Letter of Transmittal in the form distributed with the original Offer to Purchase, dated September 4, 2003, will be accepted.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered with this Letter of Transmittal or may accept for payment, pro rata with Shares tendered by other holders, fewer than all the Shares tendered with this Letter of Transmittal.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate purchase price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the aggregate purchase price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at DTC with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4 and 8)

To be completed ONLY if the check for the aggregate purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature (Taxpayer Identification Number). (See Substitute Form W-9 herein).

Mail     ☐  check and/or

             ☐  certificate to:

Name:

(Please Print)

Address:

(Include Zip Code)

Taxpayer Identification Number

(See Substitute Form W-9 Included Herein)

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 8)

To be completed ONLY if the check for the aggregate purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned

Issue any      ☐  check and/or

                     ☐  certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

Taxpayer Identification Number

(See Substitute Form W-9 Included Herein)

SIGN HERE

AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

(See Instructions 1 and 5)

SIGNATURE(S) OF STOCKHOLDER(S)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

Name(s)

(Please Print)

Capacity (full title)

Address

(Please Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification Number

(See Instruction 10)

Dated                                                  , 2003

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 5)

AUTHORIZED SIGNATURE

Name

(Please Print)

Capacity (full title)

Name of Firm

(Name of Eligible Institution Guaranteeing Signatures)

Address

(Please Include Zip Code)

Area Code and Telephone Number

Dated                                                  , 2003

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.  Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Program (each such entity being hereinafter referred to as an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.  Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be used only if

•	certificates are to be forwarded with it to the Depositary; or

•	delivery of Shares is to be made by book-entry transfer pursuant to the procedure specified in Section 2 of the Offer to Purchase.

Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at DTC, together in each case with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses printed on the front page of this Letter of Transmittal before the expiration date (as set forth in the Offer to Purchase). Delivery of documents to DTC does not constitute delivery to the Depositary.

Stockholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the expiration date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure:

•	such tender must be made by or through an Eligible Institution;

•	the Depositary must receive (by hand, mail or facsimile transmission), before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase; and

•	the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary’s account at DTC), together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery, as provided in Section 2 of the Offer to Purchase.

The method of delivery of all documents, including stock certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

Shares validly tendered with a Letter of Transmittal in the form distributed with the original Offer to Purchase, dated September 4, 2003, will be accepted.

Except as provided in the Offer to Purchase and this Letter of Transmittal, no alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, each tendering stockholder waives any right to receive any notice of the acceptance of such stockholder’s tender.

3.  Inadequate Space.  If the space provided in the box entitled “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.  Partial Tenders and Unpurchased Shares.  (Not applicable to stockholders who deliver Shares by book-entry transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” If these Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled “Special Delivery Instructions” or “Special Payment Instructions” on this Letter of Transmittal) promptly following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal; Stock Powers; Endorsements.

•	If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered with this Letter of Transmittal, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever;

•	If any of the Shares tendered with this Letter of Transmittal are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal;

•	If any of the Shares tendered with this Letter of Transmittal are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates;

•	If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered with this Letter of Transmittal, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered with this Letter of Transmittal, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1; and

•	If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6.  Stock Transfer Taxes.  The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate purchase price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

7.  Irregularities.  All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares. The Company’s interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice. Shares validly tendered with a Letter of Transmittal in the form distributed with the original Offer to Purchase, dated September 4, 2003, will be accepted.

8. Special Payment and Delivery Instructions. If the check for the aggregate purchase price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled “Descriptions of Shares Tendered,” the boxes entitled “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.

9.  Request for Assistance or Additional Copies.  Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its address or telephone number printed below.

10.  Substitute Form W-9.  Except as provided above under “Important Tax Information,” each tendering stockholder that is a U.S. person (including a U.S. resident alien) is required to provide the Depositary with a correct TIN on substitute Form W-9 which is provided under “Important Tax Information” above. Failure to provide the information on the form may subject the tendering stockholder to federal back-up withholding on the gross amount of any payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer and, in certain cases, penalties.

11.  Non-U.S. Stockholder Withholding.  In order for a foreign holder to qualify as an exempt recipient and, therefore, not subject to backup withholding, that holder must submit an IRS Form W-8BEN or other applicable form, signed under penalties of perjury attesting to that holder’s exempt status. Failure to provide a properly completed IRS Form W-8BEN or other applicable form may subject a foreign holder to U.S. federal backup withholding. An IRS Form W-8BEN can be obtained from the Depositary.

12. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing part or all of your Shares has been lost, stolen, mutilated or destroyed, you should promptly contact American Stock Transfer & Trust Company, in its capacity as transfer agent for the share certificate(s). A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the transfer agent immediately in order to receive an affidavit of loss, to determine as to whether you will need to post a bond and to permit the timely processing of these documents.

13. Order of Purchase in Event of Proration. Stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the Shares purchased. See Section 8 of the Offer to Purchase.

The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a stockholder that is a U.S. person (including a U.S. resident alien) whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on the substitute Form W-9 below. If the Depositary is not provided with the correct TIN and an otherwise properly completed substitute Form W-9, such holder may be subject to backup withholding and, in certain cases, penalties.

Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing “exempt” across the face of the substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit an IRS Form W-8BEN, or other appropriate form, signed under penalty of perjury, attesting to that individual’s exempt status. An IRS Form W-8BEN can be obtained from the Depositary. Foreign holders are urged to consult their tax advisor regarding the applicability of backup withholding to them and the availability of any exemption from backup withholding as well as the procedure for obtaining such an exemption. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

If backup withholding applies, the Depositary is required to withhold, at the then applicable rate (currently 28%), from the gross amount of payments to be made to the stockholder or other payee pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold, at the specified rate, on all payments made prior to the time a properly certified TIN is provided to the Depositary.

The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9” for additional guidance on which number to report.

TO BE COMPLETED BY STOCKHOLDERS THAT ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS)

(See Instruction 11 and “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”)

PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PART I — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions.	Social Security Number(s) OR Employer Identification Number(s) (If awaiting TIN, write “Applied For”)

Please Fill in Your Name and Address Below	PART II — Check this box if you are a U.S. payee exempt from backup withholding (see enclosed Guidelines) ☐
Name: Address (Number and Street) City, State and Zip Code

PART III — CERTIFICATION

UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

	Signature:	Date:

CERTIFICATION GUIDELINES—You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the applicable rate of all payments made to me shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the applicable rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE APPLICABLE RATE OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

The Depositary for the Offer is:

Mellon Investor Services LLC

By Registered or Certified Mail: Attention: Reorganization Dept. P.O. Box 3301 South Hackensack, NJ 07660	By Overnight Courier: Attention: Reorganization Dept. 85 Challenger Road Mail Stop-Reorg Ridgefield Park, NJ 07660	By Hand: Attention: Reorganization Dept. 120 Broadway 13th Floor New York, NY 10271

Any questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or the Depositary. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

Mellon Investor Services LLC

85 Challenger Road

2nd Floor

Ridgefield Park, NJ 07661

Call Toll Free: (888) 689-1607